UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2005, the Kosan Biosciences Incorporated (the “Company”) entered into a letter agreement with Bruce E. MacMillan, the Company’s Senior Vice President, General Counsel and Secretary, with respect to Mr. MacMillan’s resignation from employment with the Company effective July 1, 2005. The letter agreement provides, among other provisions, for severance payments to Mr. MacMillan in the form of continuation of Mr. MacMillan’s base salary for up to one (1) month, a consulting period of up to six (6) months and the continued vesting during the consulting period of an option to purchase 22,500 shares of the Company’s common stock previously granted to Mr. MacMillan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: June 29, 2005	By:	/s/ Susan M. Kanaya
Susan M. Kanaya Senior Vice President, Finance and Chief Financial Officer

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